                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL

                 FOR TENDER OF SHARES OF CLASS A COMMON STOCK,
                          PAR VALUE $0.001 PER SHARE,
                              AT A PURCHASE PRICE
             NOT GREATER THAN $31.75 NOR LESS THAN $28.00 PER SHARE

                                       OF

                         GABELLI ASSET MANAGEMENT INC.

             PURSUANT TO THE OFFER TO PURCHASE, DATED JUNE 5, 2003

            THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
     WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JULY 7, 2003,
                      UNLESS THE TENDER OFFER IS EXTENDED.

                    THE DEPOSITARY FOR THE TENDER OFFER IS:

                                   EQUISERVE

          BY MAIL:                   BY HAND DELIVERY:            BY OVERNIGHT DELIVERY
                                                                    OR EXPRESS MAIL:
          EquiServe                Securities Transfer &
   Attn: Corporate Actions       Reporting Services, Inc.               EquiServe
       P.O. Box 43025                  c/o EquiServe             Attn: Corporate Actions
  Providence, RI 02940-3025    100 Williams Street, Galleria       40 Campanelli Drive
                                    New York, NY 10038             Braintree, MA 02184

         All questions regarding the tender offer should be directed to
  Robert Zuccaro, Chief Financial Officer of Gabelli Asset Management Inc., at
                                (914) 921-5088.
                             ---------------------
     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO GABELLI ASSET MANAGEMENT INC. WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.
                             ---------------------
     STOCKHOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SHARES TO THE DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
                             ---------------------
     THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

------------------------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             CERTIFICATE(S) TENDERED
   (PLEASE FILL IN EXACTLY AS APPEARS ON CERTIFICATE(S))               (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                      SHARES                   NUMBER
                                                              CERTIFICATE         REPRESENTED BY              OF SHARES
                                                               NUMBER(S)*        CERTIFICATE(S)*             TENDERED**
                                                             -----------------------------------------------------------------


                                                                     -------------------------------------------------


                                                                     -------------------------------------------------


                                                                     -------------------------------------------------


                                                                     -------------------------------------------------

                                                                      Total Shares Tendered*
------------------------------------------------------------------------------------------------------------------------------

The names and addresses of the holders should be printed exactly as they appear on the certificates representing the shares tendered hereby.

Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration (attach additional signed list if necessary):***

     See Instruction 9.

     ---------------- [ ] 1st:
     ---------------- [ ] 2nd:
     ---------------- [ ] 3rd:
     ---------------- [ ] 4th:
     ---------------- [ ] 5th:
     ----------------

---------------

*   Need not be completed if shares are delivered by book-entry transfer.

** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 9.

---------------

[ ] CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES TENDERED HEREBY HAVE BEEN
    LOST, STOLEN, DESTROYED OR MUTILATED. YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. A BOND MAY BE REQUIRED TO BE POSTED BY THE STOCKHOLDER TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL EQUISERVE, AS THE TRANSFER AGENT FOR THE SHARES, AT (877) 282-1168, TO OBTAIN AN AFFIDAVIT OF LOSS AND FOR FURTHER INSTRUCTIONS AND AS TO THE DETERMINATION OF THE REQUIREMENT FOR POSTING OF A BOND. SEE INSTRUCTION 8.

     This Letter of Transmittal is to be used only if (a) certificates for shares are to be forwarded herewith, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or (b) a tender of shares is being made concurrently by book-entry transfer to the account maintained by the depositary at the "book-entry transfer facility" pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

     Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares, or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the expiration date may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

--------------------------------------------------------------------------------
                                TENDER OF SHARES

--------------------------------------------------------------------------------

   [ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

--------------------------------------------------------------------------------

   [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:

 -------------------------------------------------------------------------------

     Account Number:
     ---------------------------------------------------------------------------

     Transaction Code Number:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
       PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):

     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     ---------------------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:
     ---------------------------------------------------------------------------

     Account Number (if delivered by book-entry):
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

To EquiServe:

     The undersigned hereby tenders to Gabelli Asset Management Inc., a New York corporation, the above-described shares of Gabelli's Class A common stock, par value $0.001 per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Gabelli's Offer to Purchase, dated June 5, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Gabelli all right, title and interest in and to all shares tendered hereby and orders the registration of such shares if tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Gabelli and hereby irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of Gabelli, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

          (a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Gabelli, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on Gabelli's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

The undersigned hereby covenants, represents and warrants to Gabelli that:

          (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          (b) when and to the extent Gabelli accepts the shares for purchase, Gabelli will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the depositary or Gabelli deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

          (d) the undersigned agrees to all of the terms of the tender offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate location in the "Description of Shares Tendered" box above. The price at which such shares are being tendered should be indicated by completing the appropriate portion of the section entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" below.

     The undersigned understands that Gabelli will, upon the terms and subject to the conditions of the tender offer, determine a single per share purchase price, not in excess of $31.75 nor less than $28.00 per share, that it will pay for shares properly tendered and not withdrawn under the tender offer, taking into account the number of shares so tendered and the prices (in multiples of $0.25) specified by tendering stockholders. The undersigned understands that Gabelli will select the purchase price that will allow it to purchase 800,000 shares, or such lesser number of shares as are properly tendered and not properly withdrawn, at prices not greater than $31.75 nor less than $28.00 per share, under the tender offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn prior to the expiration date will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its proration provisions, and that Gabelli will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn prior to the expiration date and shares not purchased because of proration, promptly following the expiration date.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Gabelli may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In such event, the undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Gabelli has no obligation, under the "Special Payment Instructions" box below, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Gabelli purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by Gabelli for payment will constitute a binding agreement between the undersigned and Gabelli upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by Gabelli will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below. The undersigned acknowledges that Gabelli has no obligation, under the Special Payment Instructions, to transfer any shares tendered by book-entry transfer, if Gabelli does not purchase any such shares.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

                   CHECK ONLY ONE BOX UNDER (1) OR (2) BELOW.
                     IF YOU CHECK MORE THAN ONE BOX BELOW,
                 YOU WILL NOT HAVE VALIDLY TENDERED THE SHARES.

                             ---------------------

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
                              (SEE INSTRUCTION 5)

     By checking ONE of the following price boxes INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer" below, the undersigned hereby tenders shares at the purchase price checked. This action could result in none of the shares being purchased if the purchase price determined by Gabelli for the shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

[ ] $28.00                 [ ] $29.00      [ ] $30.00      [ ] $31.00
[ ] $28.25                 [ ] $29.25      [ ] $30.25      [ ] $31.25
[ ] $28.50                 [ ] $29.50      [ ] $30.50      [ ] $31.50
[ ] $28.75                 [ ] $29.75      [ ] $30.75      [ ] $31.75

        CHECK ONLY ONE BOX ABOVE. IF YOU CHECK MORE THAN ONE BOX ABOVE,
                 YOU WILL NOT HAVE VALIDLY TENDERED THE SHARES.

                             ---------------------

(2) SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
                              (SEE INSTRUCTION 5)

     By checking the box below INSTEAD OF ONE OF THE PRICE BOXES ABOVE (under "Shares Tendered at Price Determined by Stockholder") the undersigned hereby tenders shares at the purchase price, as the same will be determined by Gabelli in accordance with the terms of the tender offer.

     [ ] The undersigned wants to maximize the chance of having Gabelli purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking THIS BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Gabelli in accordance with the terms of the tender offer. This action may have the effect of lowering the purchase price and could result in receiving a price per share as low as $28.00.

                             ---------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

     To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price of shares purchased are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the book-entry transfer facility other than that designated above.

Issue:  [ ] Check  [ ] Share Certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Tax Identification or
Social Security Number:
--------------------------------------------------------------------------------
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 6 AND 10)

     To be completed ONLY if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, issued in the name of the undersigned, are to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Deliver:  [ ] Check  [ ] Share Certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Tax Identification or
Social Security Number:
--------------------------------------------------------------------------------
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

                      STOCKHOLDER(S) TO SIGN ON THIS PAGE
                           (SEE INSTRUCTIONS 1 AND 6)

      (TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS REGARDLESS OF WHETHER
                SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)

             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

     (Must be signed by the registered holder(s) of the shares exactly as their name(s) appear(s) on share certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and submit evidence satisfactory to Gabelli of such authority to so act. See Instruction 6.)

--------------------------------------------------------------------------------
                                 (SIGNATURE(S))

Name(s):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

(Area Code) Telephone Number:
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------
                                               (SEE SUBSTITUTE FORM W-9)

Dated: ____________, 2003


                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                                    NAME(S)

--------------------------------------------------------------------------------
                                     TITLE

--------------------------------------------------------------------------------
              NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES

--------------------------------------------------------------------------------
                          ADDRESS (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                           (AREA CODE) TELEPHONE NO.

Dated: ____________, 2003

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                 FORMING PART OF THE TERMS OF THE TENDER OFFER

     1.  GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above; or

          (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

     In all other cases, signatures must be guaranteed by an eligible guarantor institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for shares are delivered with it to the depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or if tenders are being made concurrently under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Gabelli may enforce such agreement against such participant.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three New York Stock Exchange trading days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand, transmitted by telegram or facsimile or mailed to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the expiration date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     Gabelli will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of the Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificates will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" box or "Special Delivery Instructions" box in this Letter of Transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates set forth above and delivered to the depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For shares to be properly tendered, the stockholder MUST complete the section entitled "Price (in Dollars) Per Share at Which Shares are Being Tendered" by either (1) checking the box indicating the price per share at which such holder is tendering shares in the section captioned "Shares Tendered at Price Determined by Stockholder" or (2) checking the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer" if the stockholder wants to maximize the chance of having Gabelli purchase all of the shares tendered (subject to the possibility of proration). Selecting option (2) could result in the stockholder receiving a price per share as low as $28.00. ONLY ONE BOX UNDER
(1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portion(s) of such stockholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. The same shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

     6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Gabelli of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Gabelli will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

          (a) payment of the purchase price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

          (b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person other than the registered holder(s); or

          (c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     8. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificates representing shares have been lost, stolen, misplaced, destroyed or mutilated, the stockholder should contact EquiServe, the transfer agent for our shares, at
(877) 282-1168, for instructions as to obtaining a replacement certificate. That certificate will then be required to be submitted together with the Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. The stockholder may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. The Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase. If you do not designate an order, in the event of proration, the depositary will select shares for purchase.

     10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) and/or certificate(s) for shares not tendered or not purchased are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such check(s) and/or certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

     11. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Gabelli in its sole discretion, which determinations shall be final and binding on all parties. Gabelli reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of Gabelli, be unlawful. Gabelli also reserves the absolute right to waive any of the conditions of the tender offer, which waiver shall apply to all properly tendered shares. Gabelli also reserves the right to waive any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Gabelli's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by us. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Gabelli shall determine. None of Gabelli, the depositary or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice. Gabelli will not be liable for failure to waive any condition of the tender offer or any defect or irregularity in any tender of shares.

     12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to Robert Zuccaro, Gabelli's Chief Financial Officer, at (914) 921-5088 or at the address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, you are directed to contact the depositary.

     13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Each tendering stockholder is required to provide the depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to a 28% Federal income tax withholding on the payment of the purchase price of all shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN within 60 days, the depositary will withhold 28% on all payments of the purchase price to such stockholder until a TIN is provided to the depositary. Each foreign stockholder must complete and submit Form W-8 in order to be exempt from the 28% Federal income tax backup withholding due on payments with respect to the Shares. See Instruction 14.

     14. WITHHOLDING ON FOREIGN HOLDER. The following discussion applies to any "foreign stockholder." A "foreign stockholder" is a stockholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign stockholder who has provided the necessary certification to the depositary will not be subject to backup withholding. However, foreign stockholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 28% of the gross payments. If a stockholder's address is outside the United States, and if the depositary has not received a Substitute Form W-9, or other appropriate certification of non-foreign status from that stockholder, under current Treasury Regulations, the depositary will assume that the stockholder is a foreign stockholder. The general 28% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the depositary. A foreign stockholder may also obtain exemption from withholding by delivering to the depositary appropriate certification that the gross proceeds are effectively connected with the conduct of a trade or business within the United States. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. FOREIGN STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT,
           PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the depositary (as payer) with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

     Certain stockholders including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign and date the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the tender offer, the stockholder is required to notify the depositary of such stockholder's correct TIN by completing Substitute Form W-9 below, certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and
(b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN within 60 days, the depositary will withhold 28% of all payments of the purchase price to such stockholder.

-------------------------------------------------------------------------------------------------------------
                                           PAYER'S NAME: EQUISERVE
-------------------------------------------------------------------------------------------------------------

                              Name
                              -----------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9                     Address
 DEPARTMENT OF THE            ---------------------------------------------------------------------------
 TREASURY, INTERNAL                   (Number and Street)
 REVENUE SERVICE
                             -------------------------------------------------------------------------------
                                           (City)               (State)               (Zip Code)
                             --------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          PART 1 -- Please provide your Taxpayer
 TAXPAYER IDENTIFICATION      Identification Number in the box at the right   TIN: ------------------------
 NUMBER (TIN)                 and certify by signing and dating below. If
                              awaiting TIN, write "Applied For."              Social Security Number
                                                                              or Employer
                                                                              Identification Number
                             --------------------------------------------------------------------------------
                              PART 2 -- For Payees exempt from Backup With-
                              holding:                                        [ ]
                              Check the box if you are NOT subject to backup
                              withholding
                             --------------------------------------------------------------------------------

                              PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The
                              number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                              (C) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
                              SIGNATURE ------------------------------------------- DATE-------------------
 ------------------------------------------------------------------------------------------------------------

     You must cross out Item (2) of Part 3 above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the Internal Revenue Service that you were subject to backup withholding you received another notification from the Internal Revenue Service that you are no longer subject to backup withholding, do not cross out Item (2) of Part 3 above. (Also see certification under instructions in the enclosed guidelines.)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU HAVE INDICATED THAT YOU HAVE APPLIED FOR A TIN IN PART 1 OF THE SUBSTITUTE FORM W-9, AND ARE AWAITING RECEIPT OF, YOUR TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer, 28% of all payments made to me under the tender offer shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature
 --------------------------------------------------------                  Date
 --------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Facsimile copies of the Letter of Transmittal will be accepted from eligible guarantor institutions. The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth above.

     Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to Robert Zuccaro, Gabelli's Chief Financial Officer, at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, you are directed to contact the depositary.

                                 ROBERT ZUCCARO
                            CHIEF FINANCIAL OFFICER
                         GABELLI ASSET MANAGEMENT INC.
                              ONE CORPORATE CENTER
                              RYE, NEW YORK 10580
                              TEL: (914) 921-5088